UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2007

Commission File Number: 001-31516

GETTY IMAGES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	98-0177556
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

601 NORTH 34TH STREET,

SEATTLE, WASHINGTON 98103

(Address of principal executive offices)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (206) 925-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 25, 2007, Getty Images, Inc. (“Getty Images”) completed its acquisition of MediaVast, Inc. (“MediaVast”) by the merger of MV Acquisition Corporation, a wholly-owned subsidiary of Getty Images, with and into MediaVast. Under the terms of the Agreement and Plan of Merger, dated February 21, 2007 (the “Agreement”), Getty Images paid approximately $202 million in net cash, in exchange for all of the outstanding securities of MediaVast. Getty Images funded the purchase price with cash on hand and funds drawn from its existing senior unsecured revolving credit facility with U.S. Bank National Association (as discussed further in Item 2.03 below).

The Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007 contains further information about the acquisition of MediaVast and the Amended Current Report on Form 8-K/A filed with the Securities and Exchange Commission on February 23, 2007 includes a copy of the Agreement, each of which is incorporated by reference into this Item 2.01. The references to the Agreement in this report are qualified in their entirety by reference to the full text of the Agreement. No representation, warranty, covenant or agreement contained in the Agreement is, or should be construed as, a representation or warranty by Getty Images to an investor or a covenant or agreement of Getty Images with any investor. The representations, warranties, covenants and agreements contained in the Agreement are solely for the benefit of Getty Images and MediaVast and are qualified by disclosures between the parties.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION.

To fund a portion of the purchase price of MediaVast, on April 18, 2007, Getty Images drew down an aggregate amount of $80 million under its $350 million senior unsecured revolving credit facility (the “Facility”), entered into as of March 19, 2007, with U.S. Bank National Association, as Administrative Agent and Sole Lead Arranger. A description of the Facility is contained in the current report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2007 and is incorporated by reference into this Item 2.03.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On April 26, 2007, Getty Images issued a press release announcing the completion of the acquisition of MediaVast, a copy of which is furnished with this report as Exhibit 99.1. Neither the information in Section 7.01 of this Current Report on Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated February 21, 2007, by and among Getty Images, Inc., MV Acquisition Corporation, MediaVast, Inc. and Jason Nevader, as representative of the MediaVast securityholders (incorporated by reference to the identically-numbered exhibit to the Amended Current Report on Form 8-K/A filed by Getty Images on February 23, 2007).

99.1	Press Release dated April 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2007

GETTY IMAGES, INC.

By:	/s/ THOMAS OBERDORF
Thomas Oberdorf
Senior Vice President and Chief Financial Officer